UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2018

SPRAGUE RESOURCES LP
(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 International Drive
Portsmouth, NH 03801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (800) 225-1560

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On May 15, 2018, Sprague Resources LP (the “Partnership”) announced the following:
(b) John W. Moore notified Sprague Resources GP LLC, the Partnership’s general partner, of his decision to retire as Vice President, Chief Accounting Officer and principal accounting officer. Mr. Moore is expected to continue in his role through August 9, 2018, to assist with the transition of his responsibilities.
(c) R.J. Kory Arthur, will replace Mr. Moore as Vice President, Chief Accounting Officer and principal accounting officer effective August 9, 2018.
Mr. Arthur, age 53, joined Sprague in 2007 and his responsibilities have included overseeing Investor Relations, Internal Audit and Credit, in addition to serving as Assistant Treasurer. Prior to joining Sprague, Mr. Arthur worked in public accounting at Deloitte and he has held various senior management positions at Irving Oil. Mr. Arthur began his work with Sprague as Director of Credit and subsequently served as Assistant Treasurer, Director of Credit. Additionally, Mr. Arthur served as Senior Director, Credit and Risk with World Fuel Services from February 2013 to February 2014 and Director, Business Development at Sprague from February 2014 until April 2017 at which time he accepted the position of Managing Director, Investor Relations and Internal Audit. Mr. Arthur is a Certified Public Accountant and earned a Bachelor’s degree in Business Administration from the University of New Brunswick and a Master’s degree in Business Administration from Southern New Hampshire University.
Sprague Resources GP LLC does not currently have an employment agreement with Mr. Moore and does not plan to enter into an employment agreement with Mr. Arthur.

Item 9.01.	Financial Statements and Exhibits.

The attached Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

(d) Exhibits.

Exhibit Number	Description

99.1	Sprague Resources LP Press Release, dated May 15, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRAGUE RESOURCES LP

By:	Sprague Resources GP LLC, its General Partner

By:	/s/ Paul A. Scoff
Paul A. Scoff
Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: May 15, 2018